Schedule 14A Information

           Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                      ELECTROSOURCE, INC.

        (Name of Registrant as Specified In Its Charter)


                      ELECTROSOURCE, INC.

           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(1), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __/
       (4)  Proposed maximum aggregate value of transaction:
       __/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Electrosource, Inc. (the "Company") will be held at the Wyndham Hotel Southpark, 4140 Governor's Row, Austin, Texas, on Wednesday, June 26, 1996, at 10:00 o'clock A.M., Austin, Texas time, for the following purposes:

1.    To elect three of the eight members of the Board of Directors.

2. To consider and act upon a proposal to approve an amendment to the Restated Certificate of Incorporation of the Company (the "Amendment") which will effect a reverse split (the "Reverse Split") of the Company's outstanding shares of Common Stock on the basis of one new share of Common Stock for each ten outstanding shares of Common Stock.

3. If presented at the meeting, to consider and act upon a shareholder proposed recommendation with respect to the Company's financing activities.

4. To consider and act upon a proposal to approve the selection by the Board of Directors of Ernst & Young LLP as the firm of independent auditors to audit the accounts of the Company for the fiscal year ending December 31, 1996.

5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Holders of record of Common Stock at the close of business on April 29, 1996, will be entitled to notice of and to vote at such meeting or any adjournment thereof. The transfer books of the Company will not be closed.

      It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Enclosed is a form of proxy that you are urged to sign and forward in the accompanying envelope, whether or not you expect to attend in person. Stockholders who attend the meeting in person may revoke their proxies and vote in person if they desire.

      All Stockholders are cordially invited to attend the Annual Meeting of the Stockholders.


                                               /s/
Austin, Texas                           Michael G. Semmens,
May 15, 1996                            President


                         PROXY STATEMENT

                       GENERAL INFORMATION

             SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is furnished to Stockholders in connection with the solicitation of proxies by and on behalf of the management of ELECTROSOURCE, INC. (hereinafter referred to as the "Company", located at 3800-B Drossett Drive, Austin, Texas 78744-1131), for use at the Annual Meeting of Stockholders of the Company, and at any adjournment thereof. The Annual Meeting will be held at 10:00 o'clock A.M., June 26, 1996, at the Wyndham Hotel Southpark, 4140 Governor's Row, Austin, Texas 78744. When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any instructions noted thereon or, if no instructions are indicated, it will be voted for the election as directors of the three nominees named in this Proxy Statement, for the approval of an amendment to the Company's Restated Certificate of Incorporation to effect a reverse split of stock, against a shareholder's proposed recommendation with respect to the Company's financing activities, and for the approval of the selection of auditors. Execution of a proxy confers discretionary authority to vote with respect to any matter which the Board of Directors do not know, a reasonable time before the mailing of this Proxy Statement, is to be presented at the meeting, with respect to the approval of minutes of the prior meeting (if such approval does not amount to ratification of the action taken at that meeting), with respect to the election of any person to any office for which a bona fide nominee is named in the Proxy Statement if such nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the meeting. Any proxy given pursuant to this solicitation may be revoked by the Stockholder who has given it at any time before it is exercised.

      The close of business on April 29, 1996, has been fixed as the record date for determination of Stockholders entitled to notice of and to vote at the Annual Meeting. As of such date, there were issued and outstanding 35,376,578 shares of Common Stock, $.10 par value per share, of the Company ("Common Stock"). Each Stockholder of record on such date is entitled to one vote for each share of Common Stock then held by such Stockholder.

      The costs of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. Employees of the Company, at no additional compensation, may communicate with Stockholders to solicit their proxies. In addition, the Company has retained KeyCorp Shareholders Services, Inc., the Company's Transfer Agent, to distribute the proxy materials to shareholders of record and to tabulate the vote and Corporate Investor Communications, Inc., to distribute the proxy materials to brokers and to solicit proxies from banks, brokers, nominees and institutions for which they will be paid fees estimated not to exceed $5,000 in the aggregate. Brokers and others holding stock in their names, or in the names of nominees, may be requested to forward copies of the proxy soliciting material to beneficial owners and to seek authority for execution of proxies, and the Company will reimburse them for reasonable direct and indirect expenses incurred in connection with completing the mailing of annual reports and proxy statements to and the solicitation of proxies of beneficial owners at approved rates.

      This Proxy Statement is first being mailed to Stockholders of the Company on or about May 15, 1996.

                SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth as of April 15, 1996, the number of shares owned by each of the current directors, the most highly paid executive officers and by the current directors and executive officers of the Company as a group, the nature of such ownership, and the percentage of the outstanding shares of each class of voting securities represented thereby. To the Company's knowledge, there is no person who is an owner of more than five percent of the Company's Common Stock.

                          COMMON STOCK

Name and Address of
Beneficial Owner         Beneficially Owned     Percentage of
                                 (1)                Class

Michael G. Semmens            346,734 (2)            1.0%
Chairman of the Board
President and CEO
3800-B Drossett Drive
Austin  Texas   78744

William R. Graham              18,000 (3)            .05%
Director
7517 Royal Oak Drive
McLean  Virginia  22101

Norman Hackerman               59,030 (4)            .17%
Director
2001 Pecos Street
Austin  Texas 78703

John D. Malone                475,466 (5)           1.35%
Director
510 Valley Mills Road
Waco   Texas 76710

Charles L. Mathews            105,040 (6)            .30%
Director
1111 Cardinal Drive
Paige   Texas 78659

Nathan P. Morton               15,000 (7)            .04%
Director
4228 San Carlos Drive
Dallas  Texas  75205

Richard S. Williamson          35,000 (8)            .09%
Director
190 S. LaSalle Street
Chicago  Illinois 60603

Thomas S. Wilson              626,031 (9)           1.75%
Director
5 Revere Road
Northbrook  Illinois  60062

EXECUTIVE OFFICERS
James M. Rosel                 69,999 (10)            .2%
Vice President, General Counsel
1507 Falcon Ledge Drive
Austin  TX   78746

Chris Morris                   45,000 (11)           .13%
Vice President,
Technical Operations
1314 Falcon Ledge, #110
Austin  TX    78746

All  Directors  and         1,649,634 (12)           4.6%
Executive Officers as a
Group (11 persons)
(Notes 2-11)

  (1)  Shares are owned beneficially and of record unless otherwise indicated.
  (2) Includes 325,000 shares of Common Stock receivable upon the exercise of options; 5,667 shares of Common Stock receivable upon the exercise of warrants; and 400 shares of Common Stock are owned by Mr. Semmens' spouse as custodian for minor children.
  (3) Includes 15,000 shares of Common Stock receivable upon the exercise of options.
  (4) Includes 55,000 shares of Common Stock receivable upon the exercise of options.
  (5) Includes 55,000 shares of Common Stock receivable upon the exercise of options.
  (6) Includes 88,334 shares of Common Stock receivable upon the exercise of options and 40 shares of Common Stock held by Mr. Mathew's wife, as to which shares Mr. Mathews disclaims beneficial ownership.
  (7) Includes 15,000 shares of Common Stock receivable by Mr. Morton upon the exercise of options.
  (8) Includes 35,000 shares of Common Stock receivable by Mr. Williamson upon the exercise of options.
  (9) Includes 55,000 shares of Common Stock receivable upon the exercise of options; 1,800 shares of Common Stock held in Mr. Wilson's Individual Retirement Account; 5,735 shares held by Mr. Wilson as Custodian for his minor children as to which Mr. Wilson has sole voting power; 115,000 shares in a life estate trust of which he is one of the three final remaindermen and has shared voting and investment control; and 100,000 shares of Common Stock and 50,000 warrants to purchase shares in a charitable trust of which he has shared voting and investment control. In addition, the Charitable Trust owns 20,000 shares of Common Stock purchased in an open market transaction. Mr. Wilson disclaims beneficial ownership of shares held by the Charitable Trust.
(10) Includes 68,332 shares of Common Stock receivable upon the exercise of options.
(11) Includes 45,000 shares of Common Stock receivable upon the exercise of options.
(12) Includes 25,000 shares of Common Stock receivable upon the exercise of options in addition to option shares described in Notes (2) through (11).


                             ITEM 1

                      ELECTION OF DIRECTORS

  The  Company  had  an eleven member Board until  the  Board  of
Directors  meeting held March 6, 1996, at which the  resignations of  three  members were accepted and the size of  the  Board  was reduced  to  eight members by resolution in compliance  with  the
Bylaws.   Messrs. John H. Akin, Frank Butler, and Todd  Templeton
served the Board of Directors until the acceptance of their resignations dated March 6, February 23 and March 5, 1996, respectively, at the March 6 meeting. Until their resignations, these directors served on the various Committees of the Board, and have not yet been replaced. New committee assignments will be made at the meeting of the Board of Directors immediately following the Annual Meeting of Stockholders.

  The  Company  presently has a Board of Directors consisting  of eight members serving staggered terms. The terms of directors Norman Hackerman, Charles L. Mathews and Richard S. Williamson will expire at the 1996 Annual Meeting and, accordingly, three directors are to be elected at such meeting. Messrs. Mathews and Williamson and Dr. Hackerman have been nominated by the Nominating Committee of the Company for reelection as directors. The nominees receiving the greatest number of votes will be elected directors of the Company to serve until the Annual Meeting of Stockholders to be held in 1999, and until their respective successors shall have been elected and shall have qualified, or their respective terms of office shall have been otherwise terminated as provided in the Bylaws.

  The following table sets forth certain information as to the directors and nominees for director and the executive officers of the Company.

Name and Offices                                     Term to Expire at
Held with the      Age Principal Occupation During   Annual
Company                Past Five Years               Meeting in

Michael G. Semmens 45   President, Chief Executive      1997
President, Chief        Officer and Chairman of the
Executive Officer       Board, Electrosource, Inc.,
and Chairman of         June 1994 to present;
the Board of            Corporate Vice President,
Directors               BDM Technologies, Inc., 1992-
                        1994; (Managing Director of
                        BDM Europe, B.V.) 1992-1994;
                        Corporate Vice President,
                        BDM International, Inc.,
                        1988-1992.

William R. Graham  58   Senior Vice President, The      1998
Director                Defense Group, Washington,
                        D.C. 1994-present; Director
                        and subsequently President,
                        C-COR Electronics, Inc.,
                        1990-1993; Director, Watkins-
                        Johnson Corporation.

Norman Hackerman   84   Chairman, Scientific            1996
Director                Advisory Board, Robert A.
                        Welch Foundation, for more
                        than five years; Director,
                        Van Campen/American Capital,
                        Inc.; Director, American
                        General Portfolio Fund, for
                        more than five years;
                        Director, Vista, Inc., 1989-
                        93; Director, Fuel Tech,
                        Inc., 1989-94; Director,
                        Scientific Measurement
                        Systems, Inc.; Director,
                        Columbia Scientific
                        Industries Corporation, 1989-
                        94; Director, Medical
                        Polymers, Inc., 1993-
                        present.

John D. Malone     46   President and shareholder in    1998
Director                the law firm of Vander
                        Woude, Malone & Istre, 1992-
                        present; Vice President and
                        shareholder in the law firm
                        of Clark, Malone, Knapp &
                        Raybold, P.C., for more than
                        5 years  previous to 1992;
                        General Counsel to
                        Electrosource, Inc., 1992-
                        1993.

Charles L. Mathews 61   Consultant to Electrosource,    1996
Director                Inc., 1995-present;
                        President and CEO, Bastrop
                        Metal Products, Inc., 1995-
                        present; Chief Scientific
                        Officer, Electrosource, Inc.
                        1994-1995; Chairman of the
                        Board, Electrosource, Inc.,
                        1992-1994; Treasurer,
                        Electrosource, Inc., 1992-
                        1993; Consultant to
                        Electrosource, Inc., 1989-
                        1991; Director, Blanyer
                        Mathews Associates, Inc.,
                        for more than the past five
                        years.

Nathan P. Morton   47   President and Chief             1997
Director                Executive Officer, Open
                        Environment Corporation,
                        1994-present; Chairman,
                        President, and Chief
                        Executive Officer, COMPUSA,
                        1989-1993.

Richard S.         46   Partner, Mayer, Brown &         1996
Williamson              Platt, 1989-Present;
Director                Assistant Secretary of
                        State, United States
                        Department of State, 1988-
                        1989; Director, Federal Home
                        Loan Bank of Chicago, 1990-
                        present

Thomas S. Wilson   36   Vice President-Investments,     1998
Director                Smith Barney, June 1993-
                        present; Shareholder,
                        brokerage firm of Berean
                        Capital, Inc., 1989-1993.

Executive Officers

James M. Rosel     47   Vice President and General
Vice President          Counsel, 1994-present; Vice
General Counsel         President and Secretary,
                        Nord Pacific Ltd, 1990-1994.

Chris Morris       46   Vice President, Technical
Vice President          Operations, Electrosource,
Technical               Inc., 1995-present; Chief
Operations              Engineer, Electrosource,
                        Inc., 1994-1995; Consultant,
                        Chris Morris & Associates,
                        1991-1994; President,
                        Electrosource, Inc., 1989-
                        1991.

Mary Beth Koenig   34   Treasurer/Controller,
Treasurer/Controller    Electrosource, Inc., 1995-
                        present; Senior Manager,
                        Ernst & Young LLP, 1984-1995.



  The members of the Board of Directors hold office for staggered three-year terms, until their successors are elected or until their earlier death, resignation or removal. Dr. Hackerman was appointed to fill the vacancy created by the resignation of Donald S. Thomas effective September 1, 1993. Dr. Hackerman was a director of the Company from 1988 until 1991. Mr. Mathews also served as a director of the Company from March 1990 to January 1991 and was reappointed in January 1992 until present. Messrs. Malone and Wilson were appointed to the Board in January and November, 1992, respectively. Mr. Semmens has served as President, Chief Executive Officer, and Chairman of the Company since June 1994. Mr. Williamson was appointed to the Board in November 1994. Dr. William R. Graham and Mr. Nathan P. Morton were appointed to the Board in June 1995.


Committees of the Board of Directors

  The Board of Directors held 16 meetings and gave 3 written consents during the year ended December 31, 1995. Each of the members of the Board of Directors attended at least 75 percent of the number of meetings of the Board and of each committee on which he served during 1995.

  The Company's Board of Directors has five committees: the Audit
Committee,  the  Executive Committee, the Finance Committee,  the
Nominating Committee and the Compensation/Stock Option Committee.

  The Audit Committee acts as a liaison between the Company's Board of Directors and the Company's independent certified public accountants. The Audit Committee meets periodically with the accountants to review the Company's accounting and reporting practices and its accounting and financial controls. The members of the Audit Committee for the period ending November 8, 1995, were Messrs. Malone, Butler and Wilson. At the November 8 meeting the following members were appointed to serve until the next annual meeting of the Board of Directors: Messrs. Akin, Mathews, Templeton, and Williamson. The Audit Committee met one time during the year ended December 31, 1995.

  The Executive Committee has the authority to act in behalf of the Board of Directors at such times as the Board is not in session except in regard to certain matters with respect to which its authority is limited by Delaware corporate statutes. Messrs. Semmens, Akin, Butler, and Mathews served as members of the Executive Committee until November 8, 1995, at which time Messrs. Semmens, Butler, Malone, Mathews and Dr. Hackerman were appointed to serve until the next annual meeting of the Board of Directors. The Executive Committee met three times during the year ended December 31, 1995.

   The Finance Committee periodically reviews and makes recommendations to the Board of Directors with respect to the capital structure of the Company and the Company's commercial and investment banking relationships. The members of the Finance Committee for the period ending November 8, 1995, were Messrs. Wilson, Butler and Templeton at which time Messrs. Morton, Templeton, Wilson and Dr. Graham were appointed to serve until the next annual meeting of the Board of Directors. There were two meetings of the Finance Committee during the fiscal year 1995.

  The Nominating Committee recommends to the Company's Board of Directors candidates for election as directors of the Company. The Nominating Committee consisted of Dr. Hackerman and Messrs. Akin and Semmens through November 8, 1995, at which time Dr. Graham, and Messrs. Akin and Wilson were appointed to serve until the next annual meeting of the Board of Directors. The Nominating Committee met one time during the year ended December 31, 1995. The names of the potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management, and stockholders. Stockholders wishing to recommend director nominees should submit name and address and pertinent information about the proposed nominee similar to that set forth for the nominees named herein. The Restated Certificate of Incorporation requires that any such nominations be directed to the corporate secretary in writing not less than sixty days prior to the scheduled date of the meeting by a shareholder of record, accompanied by the consent of the person nominated to serve if elected.

 The Compensation/Stock Option Committee makes recommendations to the Company's Board of Directors regarding compensation of the Company's officers, and is responsible for the administration of the Company's stock option plans. The members of the Compensation/Stock Option Committee until November 8, 1995, were:
Messrs. Templeton, Malone and Dr. Hackerman. Messrs. Malone, Morton, Williamson and Dr. Hackerman were appointed to serve on the Compensation/Stock Option Committee until the next annual meeting of the Board of Directors. The Compensation/Stock Option Committee met four times during the year ended December 31, 1995.

Section 16(a) Disclosure

  Section  16(a)  of the Securities Exchange  Act  of  1934  (the
"Exchange Act") requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Officers, directors and greater than 10 percent Stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required from such persons, the Company believes that during 1995, except as described below, its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them.

  A Form 4 Statement of Changes in Beneficial Ownership required to be filed in connection with the disposition of shares by Frank Butler which occurred in July and August 1995, was not filed until September 15, 1995. Form 4's Statement of Changes in Ownership were not filed in connection with the acquisition of additional shares by Messrs. Todd Templeton and Thomas Wilson in July 1995 but were filed in September 1995. A Form 3 Initial Statement of Beneficial Ownership to be filed in connection with the appointment of Michael Rosen as Chief Financial Officer and Treasurer of the Company which occurred on February 27, 1995, was not filed until April 17, 1995. Messrs. Butler, Templeton and Rosen are no longer directors and/or officers of the Company.


Compensation of Executive Officers and Directors

   The following tables set forth the cash and non-cash compensation paid during the fiscal year ended December 31, 1995 to the Chief Executive Officer of the Company and to each other executive officer of the Company earning $100,000 or more 1995.

                   SUMMARY COMPENSATION TABLE

                                                                   Long-Term Compensation(1)
                               Annual Compensation                 Awards            Payouts
                                                    Other    Restricted  Securities            All Other
                                                   Annual       Stock    Underlying   LTIP       Compen-
Name and Principal                                 Compen-     Award(s)   Options/   Payouts      sation
Position (2)          Year   Salary($)    Bonus($)   sation($)      $        SARS(#)     ($)         ($)
Michael G. Semmens    1995   $200,000                $2,000(3)                                   $37,399(4)
President, Chief      1994    175,285                                        475,000              37,601(4)
Executive Officer
and Chairman of
the Board

Chris Morris          1995   $110,173     $5,000(5)  $1,149(3)                72,000
Vice President        1994     18,801                                         33,000
Tech. Operations

James M. Rosel        1995   $113,750                $1,136                    5,000             $15,650(6)
Vice President        1994     50,878                                        100,000              35,390(6)
General Counsel

Sam R. Smith          1995   $115,000                                         30,000
Vice President        1994     62,031                                         75,000
Marketing

Michael Weinstein(7)  1995    $97,506                                         30,000             $56,000(8)
Vice President        1994     12,000
Communications

Benny Jay(9)          1995   $124,885                $1,260(3)                30,000
Chief Scientist       1994    128,000
                      1993    119,176

(1) The Company has made no restricted stock awards and has no long-term incentive plans.
(2) No executive officer serving during 1995 (other than officers shown in table) earned in excess of $100,000 in annual salary and bonus in 1993, 1994, or 1995.
(3) Messrs. Semmens, Morris, Rosel and Jay received the amounts shown as a Company contribution under the 401(k) plan which is available to all employees of the Company and distributed equitably based on the amount of employee contribution.
(4)   Partial moving expenses paid by the Company on behalf of Mr. Semmens.
(5) Mr. Morris received a bonus prior to his appointment as Vice President while his assignment was that of Chief Engineer.
(6)   Partial moving expenses paid by the Company on behalf of Mr. Rosel.
(7) Mr. Weinstein's employment ceased as of September 15, 1995. He was not an executive officer as of December 31, 1995. The 105,000 options to purchase Electrosource, Inc., Common Stock terminated as of December 15, 1995.
(8) Mr. Weinstein was paid a severance payment under the terms of a Settlement Agreement.
(9) Mr. Jay was not an executive officer at December 31, 1995; however, he continues to serve the Company as Chief Scientist.

Michael G. Semmens was hired to be the President and Chief Executive Officer of the Company in June 1994 at an annual base salary of $200,000 and a $50,000 signing bonus. In addition, Mr. Semmens was granted options to purchase 475,000 shares of Common Stock 325,000 shares of which vest over a 30-month period from the date of grant, and the remaining 150,000 shares becoming exercisable upon the share price reaching certain thresholds. Mr. Semmens' Letter of Employment provided for a three-year employment contract, with a provision for a one year's salary severance in the event of termination. The Letter of Employment included the above terms and an annual performance based bonus of up to 50 percent of base compensation. In addition, the implementation of a management incentive program for which Mr. Semmens would be eligible was authorized.

  The following table sets forth certain information concerning options/SARs granted during 1995 to the named executives:

             OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                        Potential Realizable
                                                                           Value at Assumed
                                                                           Annual Rates of
                                                                             Stock Price
                                                                           Appreciation for
                           Individual Grants                                   Option Term
                                 % of Total
                     Number of     Options/
                    Securities      SARs
                    Underlying    Granted to   Exercise or
                   Options/SARs  Employees in   Base Price   Expiration
                      Granted     Fiscal Year    ($/Share)       Date       5%($)    10%($)
Michael G. Semmens       _             _             _             _          _        _

Chris Morris          72,000         13.6%        $1.5625     11/7/2005    70,773   179,353

James M. Rosel         5,000           .9%        $3.375      5/30/2005    10,613    26,894

Sam R. Smith          30,000          5.6%        $3.375      5/30/2005    63,676   161,366

Michael Weinstein     30,000          5.6%        $3.375          (2)         _        _

Benny Jay             30,000          5.6%        $3.375      5/30/2005    63,676   161,366

(1) The exercise price of all options is equal to the market price of the Common Stock as of the date of grant.
(2) Mr. Weinstein's employment ceased as of September 15, 1995, and the right to exercise these options expired as of December 15, 1995.

     The following table summarizes options and SARs exercised during 1995 and presents the value of unexercised options and SARs held by the named executives at fiscal year-end:

      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
             AND FISCAL YEAR END OPTION/SAR VALUES

                                                  Number of Securities       Value of
                                                       Underlying           Unexercised
                                                      Unexercised          In-the-Money
                                                      Options/SARs         Options/SARs
                                                     Fiscal Year-End     Fiscal Year-End
                   Shares Acquired                         (#)                ($)
                     on Exercise     Value Realized   Exercisable(E)/    Exercisable (E)/
Name                     (#)              ($)        Unexercisable(U)   Unexercisable(U)(1)
Michael G. Semmens        0                0             325,000(E)              (2)

Chris Morris              0                0              45,000(E)              (2)

James M. Rosel            0                0              68,332(E)              (2)
                                                          36,668(U)

Sam R. Smith              0                0              60,000(E)              (2)
                                                          45,000(U)

Michael Weinstein         0                0                    (3)

Benny Jay                 0                0              38,334(E)       $14,567(E)
                                                          10,000(E)              (2)
                                                          20,000(U)

(1) Based on the $1.44 per share market price of the Common Stock as reported on NASDAQ as of December 29, 1995, (last market day of year).
(2)  Option price exceeded the market price at December 29, 1995.
(3) Mr. Weinstein's employment ceased as of September 15, 1995; therefore, his options expired in accordance with their terms as of December 15, 1995.


  The Company's directors are not paid any fee for attendance at Board or Committee meetings; however, they are reimbursed for expenses incurred in attending Board or Committee meetings.
Directors and members of Committees of the Board who are employees of the Company are not separately compensated for their Board and Committee activities. Mr. Akin received $175 per hour for attendance at special (but not regular) board meetings and for other work undertaken at the request of the Board of Directors prior to his resignation. Mr. Akin received $1,216 pursuant to this arrangement in 1995.

  The Company has had a consulting agreement with Dr. Hackerman since September 1992; this agreement provides for a retainer of $800 per month for a minimum of one day a month of technical scientific advice. The Agreement expired December 31, 1995.

  In November, 1995, Charles L. Mathews and the Company entered into a Consulting Agreement for a period of two years to assist the Company with respect to all matters pertaining to battery development, engineering, production equipment, materials and related matters. Under the terms of this Agreement, Mr. Mathews will be paid a consulting fee of $5,000 per month.

  Pursuant to the Company's 1988 Non-Employee Director stock Option Plan, each director of the Company that is not an employee or officer of the Company receives a one-time grant of options to purchase 55,000 shares of Common Stock at the time such person becomes a director. All options are exercisable as to 15,000 shares starting six months from the date of grant, as to 20,000 shares starting eighteen months from the date of grant, and the remaining 20,000 shares thirty months from the date of grant. Directors of the Company that are also employees or officers of the Company are eligible for grants of options under the Company's 1987 Stock Option Plan; the number of options granted and the vesting schedule of such options are determined by the Company's Compensation Committee. The exercise price of each option granted under either plan is equal to the market price of the Common Stock at the date of grant.

Compensation Committee Interlocks and Insider Participation.

  From August 3, 1994, to November 8, 1995, the Company's Compensation/Stock Option Committee consisted of Messrs. Todd Templeton, John D. Malone and Dr. Hackerman. In November 1995, Messrs. Malone, Morton, Williamson and Dr. Hackerman were appointed to serve the Board of Directors as members of the Compensation/Stock Option Committee. None of the persons serving as members of the committee during 1995 is or has been an officer or employee of the Company.

  Messrs. Malone and Wilson own approximately 1% each of the outstanding common shares of Blanyer-Mathews Associates, Inc.
("Blanyer-Mathews"). Until March 2, 1996, Mr. Malone served as a director of Blanyer-Mathews.

  Blanyer-Mathews is the holder of the patent relating to coextruded wire under which the Company holds an exclusive license. The Company paid minimum royalties under this license totaling $100,000 to Blanyer-Mathews during 1995.

  Mr. Charles L. Mathews, a director and, for a portion of 1995, an executive officer of the Company , is the sole owner, director and officer of Bastrop Metal Products, Inc. In November, 1995, a Development Agreement and Agreement for Purchase of Machinery and Supplies between the Company and Charles L. Mathews was executed under which Mr. Mathews contracts to manufacture and provide to the Company co-extruders for use in present and anticipated Company production facilities at a set price per single head co-extruder. The Agreement provides that the Company will advance 50 percent of anticipated construction cost of each co-extruder. In addition, Mr. Mathews agrees to develop certain other equipment
to  be  utilized in the Company's manufacturing operations.   The
Company will own all intellectual property rights as well as  all
engineering  drawings  to  this  equipment.   The  term  for  the
development work shall be eighteen months funded at $3,611 per month.

  The Company raised approximately $886,966 through a private placement of its Common Stock under Regulation D of The Securities Act of 1933 during 1995. The terms of the offering allowed purchasers to acquire shares of Common Stock at a price of $1.10 per share, which was the price at which other investors purchased shares under other private placements at that time. The participants in the private placement concluded in 1995 who were also participants in a private placement in 1994 were allowed an amendment on the warrants purchased in 1994. This amendment adjusted the price of the warrants from $4.50 and $5.50 per share to $2.50 and $3.50, respectively, and extended the exercise date of such warrants until September 1997. The warrant price of the participants in the 1994 placement that did not participate in the 1995 private placement remained as originally issued; however, the exercise date of the warrants was extended until September 1997. The Company filed a registration statement under the Securities Act of 1933 in order to allow resale of the shares purchased in this private placement as well as those purchased under the 1994 placement. Dan Malone, the brother of John Malone, purchased 115,000 shares of Common Stock for a cash consideration of $126,500 in the 1995 placement and had previously purchased 10,000 shares of Common Stock for a cash consideration of $30,625 in the 1994 placement. A charitable trust of which Thomas Wilson is a co-trustee purchased 50,000 shares of Common Stock in the offering for a cash purchase price of $55,000 in 1995 and in 1994 had purchased 50,000 shares of Common Stock for a cash purchase price of $153,125. Michael
Semmens purchased 10,000 shares of Common Stock for a cash consideration of $11,000 in 1995 and 5,667 shares of Common Stock for a cash consideration of $17,355 in 1994. All such persons participated in the offering on the same terms and conditions available to all other participants.

  Each of the members of the Compensation/Stock Option Committee has received options to purchase 55,000 shares of Common Stock under the Company's 1988 Non-Employee Director Stock Option Plan.


Compensation Committee Report on Executive Compensation.

  During fiscal 1995, executive compensation consisted of three components: (a) base pay; (b) year-end bonus; and (c) awards under the 1987 and 1994 Stock Option Plans (the "Plans").

Total Cash Compensation. The Compensation Committee proposed salary increases averaging four percent for all executives in 1995 to make such salaries more competitive with prevailing salaries of executives of comparable experience. As a part of cost containment efforts, early in 1996 the Compensation Committee made the recommendation to accept, and the Board of Directors unanimously approved, an offer from the officers and some of the director-level management to participate in a six-month salary reduction program. Reductions ranged from twenty-five percent for the Chief Executive Officer to nine percent for some of the other participants with an average of approximately nineteen percent involving sixteen individuals. In exchange for such reductions, stock options were granted on the basis of 1.3 shares for each dollar of reduction in salary offered. In addition to potential for appreciation in the value of options as the Company's performance improves, the Committee currently has under consideration a plan linking the performance of the executive to compensation paid. The Compensation/Stock Option Committee recommended that future increases for officers and executive personnel should be based upon future Company performance. The Compensation Committee reserves the right to make some subjective judgments in assessing compensation relative to an individual executive's contribution to the overall performance of the Company.

Year-end Bonus. Year-end bonuses of less than $1,200 are determined by management. A bonus for any employee in excess of $1,200 must be approved by the Compensation Committee. Mr. Chris Morris received a bonus prior to his appointment as Vice President while his assignment was that of Chief Engineer. No bonuses were authorized by the Compensation Committee during 1995 for any employees above the level of Vice President and/or Director. All employees below the level of Vice President and/or Director were given a bonus of $100 each.

1987 Stock Option Plan. The 1987 Stock Option Plan is a long-term incentive compensation plan for key employees of the Company. The number of options granted to individual executive officers under the Plan was based upon the ability of such individual to impact the long-term success of the Company, and the reduced salary (if any) which such employee was paid.

1994 Stock Option Plan. The 1994 Stock Option Plan is a long-term compensation plan for key employees of the Company. The number of options granted to individual executive officers under the Plan is based upon the ability of such individual to impact the long-term success of the Company. The 1994 Stock Option Plan was approved by the Stockholders of the Company at the 1995 Annual Meeting.

Compensation of CEO and President. Michael G. Semmens was hired to be the President and Chief Executive Officer of the Company in June 1994 at an annual base salary of $200,000. In addition, Mr. Semmens was granted options to purchase 475,000 shares of Common Stock, 325,000 shares of which vest over a 30-month period from the date of grant, and the remaining 150,000 shares become exercisable upon the share price reaching certain thresholds. Mr. Semmens' Letter of Employment provided for a three-year employment contract, with a provision for a one year's salary severance and an annual bonus of up to 50 percent of base compensation.

At the January 17, 1996, meeting of the Board of Directors, the Compensation/Stock Option Committee made the recommendation to accept, and the Board of Directors unanimously approved, an offer from the officers and some of the director-level management to participate in a six-month salary reduction program. Reductions ranged from twenty-five percent for the Chief Executive Officer to nine percent for some of the other participants with an average of approximately nineteen percent involving sixteen individuals. In exchange for such reductions, stock options were granted on the basis of 1.3 shares for each dollar of reduction in salary offered.

  The above recommendations were approved by the following non-employee directors who comprised the Compensation Committee from August 1994 until November 1995, as well as those directors serving on the committee from November 1995 to present:

August 1994/November 1995          November 1995/Present
     Todd Templeton                  John D. Malone
     John D. Malone                  Nathan Morton
     Norman Hackerman                Richard S. Williamson
                                     Norman Hackerman

Comparative Performance of Company's Securities.

  The following chart presents the total shareholder return with respect to the Company's Common Stock for each of the last five years, compared to the total return over the same period of (i) all NASDAQ stocks and (ii) all NASDAQ electronic components stocks. Shareholder return for a given year is measured by dividing dividends paid during the year plus the difference between the Company's share price at the end and the beginning of the year by the average of the bid and asked prices of a share of the Company's Common Stock as of the beginning of the year; dividends are not a factor in the computation of the Company's total return since the Company paid no dividends during the periods presented.



        COPY OF GRAPH PROVIDED TO BRANCH CHIEF.





                             ITEM 2

AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
       TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT OF THE
               COMPANY'S OUTSTANDING COMMON STOCK

GENERAL SUMMARY

 The Board of Directors of the Company has unanimously approved, subject to Stockholder approval, a proposed amendment to the Company's Restated Certificate of Incorporation (the "Amendment") which will effect a one-for-ten reverse stock split (the "Reverse Split") of the Company's outstanding shares of Common Stock. On March 1, 1996, the Company had 50,000,000 shares of authorized Common Stock, par value $0.10 per share, of which approximately 35,282,000 shares were issued and outstanding and approximately 10,000,000 shares were reserved for issuance pursuant to outstanding options, warrants, convertible debentures and other agreements. Thus at March 1, 1996, the Company had only approximately 4,718,000 authorized shares of Common Stock unissued and not reserved for issuance. Had the Amendment to effect the Reverse Split been approved and effective as of March 1, 1996, the Company would have had 50,000,000 authorized shares, par value $1.00 per share, of Common Stock, approximately 4,528,000 shares of Common Stock issued and outstanding or reserved for issuance and approximately 45,472,000 authorized shares of Common Stock unissued and not reserved for any purpose.

  The authorized number of shares of the Company's Preferred Stock, $1.00 par value (the "Preferred Stock"), will remain unchanged at 10,000,000 shares. There are no issued and outstanding shares of Preferred Stock and there are no shares of Preferred Stock reserved for future issuance.

  If the requisite approval of the Company's Stockholders is obtained, the Amendment to effect the Reverse Split will be effective on the date (the "Effective Date") specified in the Certificate of Amendment to the Company's Restated Certificate of Incorporation required to be filed with the Delaware Secretary of State in connection with the Amendment. The Effective Date cannot be later than ninety days following the date of filing of the Certificate of Amendment. The Company anticipates that the Effective Date will be on or about July 22, 1996.
Each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed automatically, without any action on the part of the Stockholders, to represent one-tenth the number of shares of Common Stock after the Reverse Split (the "New Shares"). A Stockholder's proportionate ownership interest in the Company will remain unchanged by the Reverse Split. The New Shares issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights of the Common Stock will not be altered by the Amendment or the Reverse Split.

  No  fractional  New Shares will be issued as a  result  of  the
Reverse  Split.   In  lieu thereof, each  Stockholder  whose  Old
Shares are not evenly divisible by ten will receive one additional New Share for the fractional New Share that such Stockholder would otherwise be entitled to receive as a result of the Reverse Split. When the Reverse Split becomes effective, Stockholders will be asked to surrender certificates representing Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing the New Shares will be issued and forwarded to the Stockholders; however, each certificate representing Old Shares will continue to be valid and represent New Shares equal to one-tenth of the number of Old Shares. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates.


Purpose of the Reverse Split

  The  Board  of  Directors  believes that  a  reverse  split  is essential to the Company's continued growth and development.  The
Reverse  Split  is  expected  to enhance  the  marketability  and acceptance  of  the Company's Common Stock in financial  markets.
It  will  facilitate  different forms of finance,  including  the
ability  to  attract  potential strategic  partners.   It  should
facilitate  possible  inclusion on the  National  Market  systems
(NMS) of the NASDAQ system.  In addition, the Reverse Split  will result  in  an increase in the number of unused shares of  Common
Stock   available  for  issuance  in  the  future  for   business
combinations, strategic alliances, equity offerings and other business opportunities. At this time, the Company knows of no such business combinations, strategic alliances, equity offerings or other business opportunities. The proposed increase in unused shares will enable the Company to obtain additional capital resources to pursue the commercialization of the Company's technology. The potential increase in price may also encourage new interest and additional trading in the Common Stock, and may open new and preferable avenues of finance to the Company, which could reduce any future dilution from financing activities. Without the reverse split, the Company's options for any needed finance will be extremely limited. Management wishes to pursue new avenues of any necessary finance.


Background and Reasons

 The Board of Directors believes that the Amendment to effect the Reverse Split is desirable for several additional reasons. During 1995, the Company sold approximately 10.7 million shares of Common Stock into the public market. The introduction of these shares may have had an adverse effect on the financial market for the Company's shares. There was a decline in the per share market value. From January 1 through December 31, 1995, the trading range of the Common Stock has ranged from $4.50 to $1.1875 per share. The Reverse Split will have the effect of reducing the number of outstanding shares of Common Stock without effecting any material change in the proportionate ownership interest of Common Stockholders in the Company. The Board believes that the Reverse Split may increase the trading price for shares of Common Stock on the NASDAQ Small Cap Market and thereby enhance the acceptability of the Common Stock by a much broader group of investors, including institutional investors (many of whom will not invest in securities which trade at a price of $5 or less per share), and the financial community and the investing public at large. The Company believes to attract the type of financial support it desires it must have a per share price that is higher than at present and with fewer outstanding shares.

   Additionally,  a  variety  of  brokerage  house  policies  and practices  tend  to  discourage individual brokers  within  those
firms  from  dealing  with lower priced stocks.   Some  of  these
policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the trading of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon investors in lower price securities because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The Company stock has not been eligible for margin accounts because of low prices per share and if the price per share increases because of the reverse split, the stock could become marginable which could increase investor activity and interest. The proposed Reverse Split should result in a price level for the Common Stock that will reduce, to some extent, the effect of these policies and practices of brokerage firms and diminish the adverse impact that minimum trading commissions may have on the market for the Company's Common Stock.

Management of the Company sought and received expert guidance on the advisability of a reverse split and reviewed a number of case studies prior to recommending the reverse split. It was noted from the case studies and experts consulted that a majority of those companies experienced an increase in share price in proportion to the decrease of outstanding shares, which was, presumably, among the benefits that were anticipated from the reverse split. However, the Company is aware that not all companies have maintained their market capitalization after a reverse stock split, and it should be noted that the Board of Directors cannot provide assurance of the effect on the market price of the Common Stock as a result of the Reverse Split or any of the other potentially favorable consequences.

Effect of the Reverse Split

  The Company has authorized capital stock of 50,000,000 shares Common Stock (par value $0.10 per share) and 10,000,000 shares of Preferred Stock (par value $1.00 per share). The Reverse Split will not affect the number of authorized shares of Common Stock or Preferred Stock of the Company; however, it will change the par value of the Common Stock to $1.00 per share.

  As of March 1, 1996, the number of issued and outstanding Old Shares was approximately 35,282,000. The following table illustrates the principal effects of the proposed Reverse Split and decrease in outstanding Common Stock assuming that no additional shares of Common Stock are issued prior to the Effective Date as a result of the exercise of any options, warrants, conversions or other reserved issuance's and without giving effect to the disposition of fractional shares.

                   Authorized   Authorized    Outstanding    Outstanding
                    Prior to      After         Prior to        After
                     Reverse     Reverse         Reverse       Reverse
                      Split       Split           Split         Split

Common Stock       50,000,000   50,000,000     35,282,000     3,528,200
Preferred Stock    10,000,000   10,000,000              0             0

  As of March 1, 1996, the Company had approximately 10,000,000 shares of Common Stock reserved for issuance pursuant to outstanding options, warrants, convertible debentures and other agreements. Under the terms of the various plans, warrant agreements, convertible debentures and other agreements, the number of shares reserved for issuance will be reduced proportionately by a factor of ten.

  The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Common Stock is admitted for trading on the NASDAQ Small-Cap Issues Market. The number of holders of the Common Stock on the Record Date was 3,918. The Company does not anticipate that the Reverse Split will result in a significant reduction in the number of such holders. Accordingly, the Reverse Split is not expected to affect the registration of the Common Stock under the Exchange Act or its status as a NASDAQ Small-Cap Market security.


Federal Income Tax Consequence of the Reverse Split

  The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. However, the Company believes that because the Reverse Split is not part of a plan to periodically increase a Stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following effects. The receipt of Common Stock in the Reverse Split should not result in any taxable gain or loss to Stockholders for federal income tax purposes. If the Reverse Split is approved, the tax basis of Common Stock received as a result of the Reverse Split will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the Effective Date will be included in the holding period of the Common Stock received as a result of the Reverse Split.


Statutory Accounting Consequences

  The par value of the Common Stock will remain at $.10 per share following  the Reverse Split, and the number of shares of  Common
Stock  outstanding  will  be  reduced.   As  a  consequence,  the
aggregate  par  value  of the outstanding Common  Stock  will  be reduced,  while  the  aggregate capital in excess  of  par  value
attributable   to   the   outstanding  Common   Stock   will   be
correspondingly increased for statutory accounting purposes under the Delaware General Corporation Law. Although it is currently expected that this increase in capital in excess of par value will continue to be treated as capital for statutory accounting purposes, the Board of Directors of the Company has the authority to transfer some or all of such increased capital in excess of par value from its statutory capital account to surplus without further action by the Stockholders.

                             ITEM 3

                      SHAREHOLDER PROPOSAL

  A shareholder, Barry W. Casanova, owner of 51,700 shares of Common Stock, 3701 Court House Drive, Elicit City, Maryland
21043, has informed the Company that he intends to present the following proposal at the Annual Meeting.

           RESOLVED: That the shareholders of the Company request that the Board of Directors, in negotiating the terms and conditions of sales of Company securities, attempt to obtain terms such that no sale of authorized shares, whether of unissued shares or shares held in treasury, be made at a price less than ninety percent of the market price at which such shares may be purchased in the open market at the time of the issuance in question, and such that no warrants or options to purchase shares of the Company's securities be issued with an exercise price less than one hundred ten percent of such market price.


                      SUPPORTING STATEMENT

  In the recent past there has been substantial dilution of the existing long term shareholder interests by repeated "Regulation S" placements and other debt and share swaps that have allowed arbitrage and violent movement of the price of the Common Stock, mostly decreasing its price and to the detriment of long term shareholders. The number of shares outstanding has increased by about three hundred percent in the recent past. Meanwhile, share value has dropped to less than one-third of recent levels and at $1.25 per share is less than 18 percent of its high. Capitalization of the growing Company should be able to be done without such significant conflict between immediate needs and long term Company Investors.

            RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recognizes and constantly acts in accordance with its fiduciary duties to the shareholders of the Company. This is especially true in the case of its capital-raising activities. The decision to become the North American
manufacturer   of  the  Horizon  Battery  in  early   1994   was
responsible for a large and continuing need to raise new capital to finance the build-out of the San Marcos plant as well as to support the Company's ongoing research and development programs. In Management's opinion, being a manufacturer will ultimately maximize shareholder value, particularly as compared to the alternatives of not undertaking manufacutring or ceasing such operations. In each round of financing for these activities, management has made inquiries of multiple possible sources of funding and has exerted its best efforts to obtain the most favorable terms available. The Board of Directors would prefer to issue stock at no discount. However, the sources of financing available to the Company (or to any small company attempting to enter an established market with an innovative technology) have been extremely limited. Potential investors demand a discount from the market price of the Company's shares to reflect the reduced liquidity of large blocks of privately placed shares in comparison to that of shares purchased and sold in normal market quantities over the NASDAQ system. The amount of this discount is only one aspect to be considered among many that make up the terms of a financing. Limiting the discount to ten percent of market price could make financing unavailable or force the Company to make concessions in other areas that would make the overall terms offered unacceptable.

  The Board of Directors believes that the decision to become a manufacturing company was at the time and remains in the best long-term interests of the Company and its shareholders. The Board believes that, if revenue and income from sales of the Horizonr Battery can be increased to a level at which operating cash flow can be relied upon to fund internal growth, the need for external financing will decrease and the terms of what financing proves necessary will become more attractive. Management is devoting all of its attention to achieving this goal and improving the terms of any financing that maybe required.

                             ITEM 4

                SELECTION OF INDEPENDENT AUDITORS

 The Board of Directors of the Company has voted to appoint Ernst & Young LLP, independent auditors, to audit the accounts of the Company for the fiscal year ended December 31, 1996. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement if desired. Such representative is expected to be available to respond to appropriate questions.


                         OTHER BUSINESS

  Management does not know of any matters to be acted upon at the Annual Meeting other than those described above.

                   VOTE REQUIRED FOR APPROVAL

  Directors will be elected by a plurality of the votes cast by holders of shares entitled to vote at the Annual Meeting. Approval of the proposed amendment to the Restated Certificate of Incorporation to effect the reverse split of stock will require the affirmative vote of holders of a majority of the Common Shares outstanding as of the record date for the Annual Meeting. All other matters will be decided by the affirmative vote of holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker nonvotes will not affect the election of directors. Since all other matters to be considered at the Annual Meeting require the affirmative vote of a given percentage of shares outstanding or present at the meeting, abstentions will have the effect of a vote against any matter other than the election of directors. Broker nonvotes are counted for purposes of determining the presence or absence of a quorum, but are not counted for purposes of determining the number of votes cast for or against the particular proposal for which authorization to vote was withheld. A broker nonvote will therefore have the effect of a vote against the proposal to amend the Restated Certificate of Incorporation (which requires an affirmative vote of a majority of shares outstanding), but will have no effect with respect to the other proposals to be considered (which require only the affirmative vote of a majority of shares represented and voting on the proposal in question). Votes will be tabulated by KeyCorp Shareholder Services, Inc.

          STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  It is currently anticipated that the 1997 Annual Meeting of Stockholders of the Company will be held on or about May 20, 1997. Stockholder proposals to be presented at the 1997 Annual Meeting must be received in writing by the Company at its principal executive offices not later than one hundred twenty days prior to the mailing date of the Stockholder materials which is projected to be on or about April 9, 1997.


                            FORM 10-K

  The Company will, upon written request, furnish without charge to each person who was a beneficial owner of its securities on April 29, 1996, the record date for the Company's Annual Meeting, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, including financial statements and schedule, as filed with the Securities and Exchange Commission. Requests for copies of such report should be directed to the Corporate Secretary, Electrosource, Inc., 3800-B Drossett Drive, Austin, Texas 78744-1131.


The date of this Proxy Statement is May 15, 1996.